                              ARTICLES OF INCORPORATION

                                          OF

                                   BANK OF COMMERCE


                                          I

The name of this corporation is:

                                   BANK OF COMMERCE

                                          II

The purposes for which this corporation is formed are:

(a)  To engage primarily in the business of banking;

(b) To engage generally in the business of a commercial bank as defined and provided for in the Financial Code of the State of California;

(c) To engage generally in the business of renting safe deposit boxes and receiving personal property for safekeeping and storage on the banking premises as provided in the Financial Code of the State of California.

(d) Subject to the provisions of the Financial Code of the State of California to do any business anywhere in the world;

(e) To exercise any and all rights and powers now and hereafter granted to a bank by law.

          The above purpose clauses shall not be limited by reference to or inference from one another, but each such purpose clause shall be construed as a separate statement conferring independent purposes and powers upon the corporation.

                                         III

          The principal office for the transaction of business of this corporation is to be located in the County of San Diego, State of California.

                                          IV

          The total number of shares which this corporation shall have authority to issue is one million (1,000,000) shares, all of one class. The aggregate par value of all of said shares is Five Million Dollars ($5,000,000.00), and the par value of each such share is Five Dollars ($5.00).

          The common shares of the corporation shall be subject to assessment by the Board of Directors upon order of the Superintendent of Banks of the State of California for the purpose of restoring an impairment or reduction of capital in the manner and to the extent provided for in the Financial Code and the Corporations Code of the State of California.

                                         V

          The number of directors of this corporation shall be not fewer than nine (9) nor more than twelve (12), the exact number within said range to be fixed by the By-Laws or an amendment thereof duly adopted by the shareholders or by the Board of Directors. The indefinite number may be changed, or a definite number of directors fixed without provision for an indefinite number, by a By-Law duly adopted by the shareholders.

                                          VI

          The names and addresses of the persons who are appointed to act as the first directors are:

          Name                                   Address
          ----                                   -------

 Michael McCarty Bamber                  2124 No. Iris Lane
                                         Escondido, California

 Philip H. Benton                        5930 Bellevue Avenue
                                         La Jolla, California

 George Lawrence Byrum                   9603 Candy Lane
                                         La Mesa, California  92041

 Kenneth Conover Forror                  1207 Merritt Drive
                                         El Cajon, California  92020

 William Gibbs, Jr.                      1122 La Jolla Rancho Road
                                         La Jolla, California  92037

 Donald L. Hanson                        615 East Main
                                         Washington, Iowa  52353

 James O. Hewitt                         6011 Germaine Lane
                                         La Jolla, California  92037

 Richard Noel Krupp                      Krupp Ranch
                                         2800 Mountain View Drive
                                         Escondido, California  92027

 Clinton McKinnon                        26 Shore Drive
                                         San Diego, California  92109

          IN WITNESS WHEREOF, the undersigned, being the persons hereinabove named as the first directors of this corporation, have executed these Articles of Incorporation.


 /s/ Michael McCarty Bamber              /s/ Philip H. Benton
 -------------------------------         --------------------------------
 Michael McCarty Bamber                  Philip H. Benton

 /s/ George Lawrence Byrum               /s/ Kenneth Conover Forror
 -------------------------------         --------------------------------
 George Lawrence Byrum                   Kenneth Conover Forror

 /s/ William Gibbs, Jr.                  /s/ Donald L. Hanson
 -------------------------------         --------------------------------
 William Gibbs, Jr.                      Donald L. Hanson

 /s/ James O. Hewitt                     /s/ Richard Noel Krupp
 -------------------------------         --------------------------------
 James O. Hewitt                         Richard Noel Krupp

 /s/ Clinton McKinnon
 -------------------------------
 Clinton McKinnon


State of California )
                    )    ss
County of San Diego )

          On this 28th day of October, 1974, before me, the undersigned, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared Michael McCarty Bamber known to me to be the person whose name is subscribed to the foregoing Articles of Incorporation, and acknowledged to me that he executed the same.

          WITNESS my hand and official seal.

Dated: October 28, 1974


Signature:     /s/ Theresa Naylor
               ------------------------------
               Notary Public in and for Said
                     County and State



State of California )
                    )    ss
County of San Diego )

          On this 7th day of November, 1974, before me, the undersigned, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared Philip H. Benton known to me to be the person whose name is subscribed to the foregoing Articles of Incorporation, and acknowledged to me that he executed the same.

          WITNESS my hand and official seal.

Dated: November 7, 1974


Signature:     /s/ Katharina M. Varney
               ------------------------------
               Notary Public in and for Said
                     County and State

State of California )
                    )    ss
County of San Diego )

          On this 28th day of October, 1974, before me, the undersigned, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared George Lawrence Byrum known to me to be the person whose name is subscribed to the foregoing Articles of Incorporation, and acknowledged to me that he executed the same.

          WITNESS my hand and official seal.

Dated: October 28, 1974


Signature:     /s/ Theresa Naylor
               ------------------------------
               Notary Public in and for Said
                     County and State



State of California )
                    )    ss
County of San Diego )

          On this 28th day of October, 1974, before me, the undersigned, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared Kenneth Conover Forror, known to me to be the person whose name is subscribed to the foregoing Articles of Incorporation, and acknowledged to me that he executed the same.

          WITNESS my hand and official seal.

Dated: October 28, 1974


Signature:     /s/ Theresa Naylor
               ------------------------------
               Notary Public in and for Said
                     County and State

State of California )
                    )    ss
County of San Diego )

          On this 4th day of November, 1974, before me, the undersigned, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared William Gibbs, Jr., known to me to be the person whose name is subscribed to the foregoing Articles of Incorporation, and acknowledged to me that he executed the same.

          WITNESS my hand and official seal.

Dated:  November 4, 1974


Signature:     /s/ Katharina M. Varney
               ------------------------------
               Notary Public in and for Said
                     County and State



State of Iowa            )
                         )    ss
County of Washington     )

          On this 14th day of October, 1974, before me, the undersigned, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared Donald L. Hanson known to me to be the identical person named in and who executed the foregoing instrument, and acknowledged that he executed the same as his voluntary act and deed.

WITNESS my hand and official seal.

Dated: October 14, 1974


Signature:     /s/ Florence S. Hanson
               ------------------------------
               Notary Public in and for Said
                     County and State

State of California )
                    )    ss
County of San Diego )

          On this 28th day of October, 1974, before me, the undersigned, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared James O. Hewitt, known to me to be the person whose name is subscribed to the foregoing Articles of Incorporation, and acknowledged to me that he executed the same.

          WITNESS my hand and official seal.

Dated: October 28, 1974


Signature:     /s/ Theresa Naylor
               ------------------------------
               Notary Public in and for Said
                     County and State



State of California )
                    )    ss
County of San Diego )

          On this 28th day of October, 1974, before me, the undersigned, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared Richard Noel Krupp, known to me to be the person whose name is subscribed to the foregoing Articles of Incorporation, and acknowledged to me that he executed the same.

          WITNESS my hand and official seal.

Dated: October 28, 1974


Signature:     /s/ Theresa Naylor
               ------------------------------
               Notary Public in and for Said
                     County and State

State of California )
                    )    ss
County of San Diego )

          On this 28th day of October, 1974, before me, the undersigned, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared Clinton McKinnon, known to me to be the person whose name is subscribed to the foregoing Articles of Incorporation, and acknowledged to me that he executed the same.

          WITNESS my hand and official seal.

Dated: October 28, 1974


Signature:     /s/ Theresa Naylor
               ------------------------------
               Notary Public in and for Said
                     County and State

                                 STATE OF CALIFORNIA

                               STATE BANKING DEPARTMENT



                           CERTIFICATE OF APPROVAL OF NAME


          Pursuant to Section 309 of the Corporations Code, I, DONALD E, PEARSON, Superintendent of Banks of the State of California, do hereby approve the name Bank of Commerce, as set forth in the attached Articles of Incorporation of Bank of Commerce.

          Given under my hand and official seal this 17th day of December, 1974, in the City and County of Los Angeles, State of California.

                                                  DONALD E. PEARSON
                                                  Superintendent of Banks


                                             By:  /s/ Jack Fried
                                                  -----------------
                                                  JACK FRIED
                                                  Legal Assistant

                                       RESTATED

                              ARTICLES OF INCORPORATION

PETER Q. DAVIS AND ROBERT L. ROY certify that
     1. They are the president and the secretary respectively, of Bank of Commerce, a California corporation.
     2. The articles of incorporation of the corporation are amended and restated to read as follows:

                              ARTICLES OF INCORPORATION

                                          OF

                                   BANK OF COMMERCE

                                          I

The name of this corporation is:

                                   BANK OF COMMERCE

                                          II

The purpose of the Corporation is to engage in commercial banking business and other lawful activities which are not, by applicable Laws or regulations, prohibited to a commercial bank.

                                         III

The Corporation shall be authorized to issue one and only one class of shares which shall be known as common stock and the maximum number of shares which the Corporation is authorized to issue shall be One Million (1,000,000) upon amendment of this Article, each of the issued and outstanding shares of common stock shall, without the necessity of any further act by any person or entity, be deemed split into two (2) shares of the Corporation's common stock.

The common stock of the Corporation is subject to assessment by the Corporation upon order of the Superintendent of Banking of the State of California for the purpose of correcting an impairment of contributed capital in the manner and to the extent provided by Division 1 of the California Financial Code.

                                          IV

The Corporation elects to be governed by all of the provisions of Division 1 of Title 1 of the California Corporations Code (as amended by Act of the California Legislature, 1975 - 1976 regular session, effective January 1, 1977, as defined in Section 2300 of the California General Corporation Law) not otherwise applicable to this Corporation under Chapter 23 of said Division 1; subject, however, to the provisions of Section 101 of the California Financial Code.

     3. The foregoing amendment and restatement of articles of incorporation has been duly approved by the Board of Directors.

     4. The foregoing amendment and restatement of Articles of Incorporation are those which may be adopted by the Board alone for the reason that the corporation has only one class of shares outstanding, the amendment effects only a stock split; and, further makes no change in the Articles of Incorporation other than conforming the statements of purpose and powers to subdivision (a) of Section 600 of the Financial Code, deletes any reference to par value, location of principal office and statements of authorized number of directors and makes the necessary election to be governed by all of the provisions of the new law, not otherwise applicable to it under Chapter 23 of the Corporations Code.



                                        /s/ Peter Q. Davis
                                        -----------------------------
                                        PETER Q. DAVIS, President


                                        /s/ Robert L. Roy
                                        -----------------------------
                                        ROBERT L. ROY, Secretary


The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge.
Executed at San Diego, California
on May 11, 1979.



                                        /s/ Peter Q. Davis
                                        -----------------------------
                                        PETER Q. DAVIS, President


                                        /s/ Robert L. Roy
                                        -----------------------------
                                        ROBERT L. ROY, Secretary

                               CERTIFICATE OF AMENDMENT
                                          OF
                              ARTICLES OF INCORPORATION


     Peter Q. Davis and Timothy G. Malott certify that:

     1. That they are the President and Secretary, respectively, of Bank of Commerce, a California banking corporation.

     2. Article III of the Articles of Incorporation of this banking corporation is amended to read as follows:

                                         III.

          A. The Corporation shall be authorized to issue two classes of shares which shall be designated "Common Stock" and "Preferred Stock", respectively. The number of shares of Common Stock authorized to be issued shall be five million (5,000,000) and the number of shares of Preferred Stock authorized to be issued shall be one million (1,000,000).

          B. The Preferred Stock may be divided into such number of series as the Board of Directors may determine. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

          C. The Common Stock of the Corporation is subject to assessment by the Corporation upon order of the Superintendent of Banking of the State of California for the purpose of correcting an impairment of contributed capital in the manner and to the extent provided by Division 1 of the California Financial Code.

     3. The foregoing Amendment of Articles of Incorporation has been duly approved by the Board of Directors.

     4. The foregoing Amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 616,517. The number of shares voting in favor of the Amendment equalled or exceeded the vote required. The percentage vote required was more than 50%.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

     Dated June 4, 1984.


                                        /s/ Peter Q. Davis
                                        -----------------------------
                                        Peter Q. Davis,
                                        President


                                        /s/ Timothy G. Malott
                                        -----------------------------
                                        Timothy G. Malott,
                                        Secretary

                             CERTIFICATE OF DETERMINATION
                            OF SERIES A PREFERRED STOCK OF
                                   BANK OF COMMERCE


     The undersigned, PETER Q. DAVIS and TIMOTHY MALOTT, hereby certify that:

     1. They are the duly elected and acting President and Secretary, respectively, of Bank of Commerce, a corporation organized and existing under the laws of the State of California (the "Corporation").

     2. Pursuant to authority given by the Corporation's Articles of Incorporation, the Board of Directors of the Corporation has duly adopted the following recitals and resolutions:

     WHEREAS, the Articles of Incorporation of the Corporation provide for a class of shares known as Preferred Stock, issuable from time to time in one or more series; and

     WHEREAS, the Board of Directors of the Corporation is authorized, within the limitations and restrictions stated in the Articles of Incorporation, to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof; and

     WHEREAS, the Corporation has not issued any shares of such Preferred Stock and the Board of Directors of the Corporation desires, pursuant to its authority as aforesaid, to fix the terms of the initial series of said Preferred Stock and the number of shares constituting such series and the designation of said series.

     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby fixes and determines the designation of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to, said initial series of said Preferred Stock as follows:

     1. DESIGNATION AND NUMBER OF SHARES. The initial series of Preferred Stock shall be designated 10% Cumulative Convertible Series A Preferred Stock (herein called "Series A Preferred Stock") and the number of shares of Series A Preferred Stock is hereby established at 430,000.

     2. DIVIDENDS. The holders of Series A Preferred Stock shall be entitled to receive dividends in any fiscal year, when and as declared by the Board of Directors out of any funds legally available therefor, at the rate of $.70 per share per annum and no more, payable semi-annually on the first day of July and January in each year. Such dividends shall accrue on each such share from the date of its original issuance and shall accrue from day to day, whether or not earned or declared. Such dividends shall be cumulative so that if such dividends in respect of any previous semi-annually dividend period at said rate of $.70 per share per annum shall not have been paid or declared and set apart for all Series A Preferred Stock at the time outstanding, the deficiencies shall be fully paid or declared and set apart for payment, without interest, before any distribution, by dividend or otherwise, shall be paid on, declared, or set apart for the shares of Common Stock.

     3. LIQUIDATION PREFERENCE. On any voluntary or involuntary liquidation, dissolution or winding up the Bank, the holders of shares of Series A Preferred Stock shall receive the sum of $7 per share, plus all accrued and unpaid dividends, and no more before any amount shall be paid to the holders of shares of Common Stock. Should the assets of the Bank be insufficient to permit full payment to the holders of shares of Series A Preferred Stock as provided herein, then such assets of the Bank shall be distributed ratably among the holders of outstanding shares of Series A Preferred Stock. Subject to such preferential rights, the holders of shares of Common Stock shall receive, ratably, all remaining assets of the Bank. A merger of the Bank with or into any other bank, or sale of all, or substantially all of the assets of the Bank, shall not be deemed to be a liquidation, dissolution or winding up of the Bank within the meaning of this paragraph.

     4. REDEMPTION. Subject to the provisions of the California Financial Code, the Bank, at the option of the Board of Directors, may, upon not less than 30 days' nor more than 60 days' prior written notice, redeem the whole or any part of the outstanding shares of Series A Preferred Stock. Upon redemption the Bank shall pay for each share redeemed cash in the amount of $7 per share plus all dividends (without interest) accrued and unpaid to the redemption date (the "redemption price") (except for dividends which have been declared and set aside for payment). The Board of Directors must give to each holder of Series A Preferred Stock of record at his last known address, as shown on the records of the Bank, at least 30 days' prior notice in writing, by first-class mail, postage prepaid, stating the date and plan of redemption, the then current conversion price and the intended date of conversion (the "redemption notice"). Should only a part of the outstanding shares of Series A Preferred Stock be redeemed, such redemption shall be effected by lot, as prescribed by the Board of Directors, or pro rata; provided, however, that no shares shall be redeemed unless all accrued dividends on all outstanding shares of Series A Preferred Stock shall have been paid for all past dividend periods and full dividends for the current period on all outstanding shares of Series A Preferred Stock, except those to be redeemed, shall have been paid or declared and set aside for payment. On or after the date fixed for redemption, each holder of shares of Series A Preferred Stock called for redemption shall surrender his certificate for such shares to the Bank at the place designated in the redemption notice and shall thereupon be entitled to receive payment of the redemption price. Should less than all of the shares represented by any surrendered certificate be redeemed, a new certificate for the unredeemed shares shall be issued. If the redemption notice is duly given and if sufficient funds are available therefor on the date fixed for redemption, then, whether or not the certificate evidencing the shares to be redeemed are surrendered, all rights with respect to such shares shall terminate on the date fixed for redemption except the right of the holders to receive the redemption price, without interest, on surrender of their certificate therefor.

          If, on or prior to any date fixed for redemption of redeemable shares, as herein provided, the Bank deposits with any bank or trust company in California, as a trust fund, a sum sufficient to redeem, on the date fixed for redemption, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to publish the redemption thereof, or to complete such publication theretofore commenced, and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to the respective holders on surrender of their share certificates, and from and after the date of the deposit, even though the date may be prior to the date fixed for redemption, the shares so called shall be redeemed and dividends on those shares shall cease to accrue after the date fixed for redemption. The deposit shall constitute full payment of the shares to their holders and from and after the date of the deposit the shares shall no longer be outstanding and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto, except the right to receive from the bank or trust company payment of the redemption price of the shares, without interest, on surrender of their certificates therefor, or the right to convert said shares to Common Stock. Any money so deposited on account of the redemption price as redeemable shares converted after the making of the deposit shall be repaid to the Bank forthwith on the conversion of such shares of Series A Preferred Stock.

     Shares redeemed by the Bank shall be restored to the status of authorized but unissued shares of the Bank.

     5.   CONVERSION RIGHTS AND PRICE.

          a. GENERAL. The holder of any shares of Series A Preferred Stock shall at any time (unless the shares of Series A Preferred Stock have been called for redemption, then at any time from and after the giving of the redemption notice and prior to the close of business on the day prior to the date of redemption stated in the redemption notice), at his option on delivery to the Bank of his written election to convert such shares to shares of Common Stock, and therein stating the name or names in which he wishes the certificate or certificates for the shares of Common Stock to be issued, and on surrender at the office of the Bank or the office of the transfer agent for such shares of the certificate or certificates of such Series A Preferred Stock, duly endorsed to the Bank, be entitled to receive fully paid shares of Common Stock of the Bank calculated to the nearest 1/100th share, fractions of less than 1/100th a share being disregarded at the conversion price then in effect. For the purpose of such conversion, each share of Series A Preferred Stock shall be taken at $7 per share, and the price at which shares of Common Stock shall be deliverable upon conversion (the "Conversion Price") shall be initially $7 per share of Common Stock. The Conversion Price shall be subject to adjustment from time to time as herein provided. Any conversion effected pursuant hereto shall be deemed to have been made as of the date the shares of Series A Preferred Stock are surrendered for conversion, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be deemed the record holder or holders of such shares of Common Stock from and after said date.

          b. ADJUSTMENTS TO CONVERSION PRICE. The number of shares of Common Stock into which shares of Series A Preferred Stock may be converted shall be subject to adjustment from time to time as follows:

               (i) If the Bank takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in shares of Common Stock, or in securities convertible into or exchangeable for shares of Common Stock, the maximum number of shares of Common Stock issuable in payment of such dividend or distribution, or on conversion of or in exchange for the securities convertible into or exchangeable for shares of Common Stock, shall be deemed to have been issued and to be outstanding as of such record date, and the number of shares of Common Stock into which shares of Series A Preferred Stock may be converted shall be increased in proportion to the increase of the number of outstanding shares of Common Stock resulting therefrom.

               (ii) On any recapitalization of the Bank through the subdivision or combination of its outstanding shares of Common Stock into a greater or smaller number of shares, the number of shares of Common Stock into which shares of Series A Preferred Stock may be converted shall be increased or reduced in the same proportion.

               (iii) If the Bank takes a record of the holders of its shares of Common Stock of the purpose of entitling them to subscribe for additional shares of Common Stock on payment of an amount less than the then current market price per share of such Common Stock, at the time such record is taken, the number of shares of Common Stock deliverable upon the conversion of each share of Series A Preferred Stock shall be increased in the ratio which sum of the number of shares of Common Stock outstanding at the time such record is taken, and the number of shares of Common Stock offered bears to the sum of the number of shares of Common Stock outstanding at the time such record is taken and the number of shares of Common Stock which the aggregate subscription price would purchase at the market value per share of the shares of Common Stock at the time such record is taken. If the Bank takes a record of the holders of its shares of Common Stock for the purpose of entitling them to subscribe for shares or other securities convertible into, exchangeable for, or carrying rights of purchase of, shares of Common Stock, a record shall be deemed to have been taken for the purpose of entitling the holders of the shares of Common Stock to subscribe for the total number of shares of Common Stock deliverable on the exercise of such rights of conversion, exchange or purchase, on payment of an aggregate price equal to the sum of the total consideration payable to the Bank for such shares or other securities so convertible or exchangeable, and in case of such shares or other securities carrying such rights but not so convertible or exchangeable, the amount, if any, by which the consideration payable to the Bank for such shares or other securities shall exceed the distributive amounts, excluding dividends, payable on voluntary liquidation of the Bank with respect to such shares for the principal amount of such securities, as the case may be, or the redemption price thereof, whichever is higher and any additional amount thereof payable to the Bank on the exercise of such rights of conversion, exchange or purchase. The market value per share of shares of Common Stock shall be deemed to be the fair value fixed by the Board of Directors.

               (iv) On any merger or reorganization of the Bank, reclassification of the shares of the Bank, or sale or conveyance of all, or substantially all of the assets of the Bank to another bank, each share of Series A Preferred Stock shall be convertible into the same kind and amounts of securities, including shares of stock or other assets, or both, to which the number of shares of Common Stock of the Bank which would have been deliverable on conversion of such shares of Series A Preferred Stock immediately prior to such merger, reorganization, reclassification, sale or conveyance would have been entitled.

          c. FRACTIONAL SHARES. Neither fractional shares, script nor warrants evidencing such shares shall be issued on conversion of the shares of Series A Preferred Stock as herein provided, but the Bank shall, in lieu thereof, pay in cash to the holders who would but for this provision be entitled to receive such fractional shares, the pro rata value thereof as determined by the conversion price, as adjusted.

          d. STATEMENTS OF ADJUSTED CONVERSION PRICE. Whenever the Conversion Price is adjusted, as herein provided, the Bank shall forthwith maintain in its office and file with any transfer agent or agents for its Series A Preferred Stock a statement, signed by an officer of the Bank, showing in detail the facts requiring the adjustment and the Conversion Price after such adjustment. Any such transfer agent or agents shall be under no duty or responsibility with respect to such statement except to exhibit it from time to time to any holder of shares of Series A Preferred Stock desiring an inspection thereof.

          e. NOTICE TO HOLDERS OF SERIES A PREFERRED STOCK. In the event that the Bank shall take a record of the holders of its Common Stock either for the purpose of entitling them to receive a dividend or any other distribution payable otherwise than in cash or for the purpose of entitling them to subscribe for or purchase shares of any class or to receive any other rights, in the event of any merger or reorganization of the Bank, a reclassification of its shares (other than a subdivision or combination of its outstanding Common Stock) or conveyance of all, or substantially all, of its assets to another bank, or in the event of the voluntary or involuntary dissolution, liquidation or winding up of the Bank, the Bank shall cause to be mailed to any transfer agent or agents for the Series A Preferred Stock, at least ten days prior to the date hereinafter specified a notice stating the date on which record is to be taken for the purpose of such dividend, distribution or rights, or the date such merger, reclassification, reorganization, conveyance, dissolution or liquidating or winding up, as the case may be, is to take place, and the date, if any, is to be fixed, as of which holders of record of the Common Stock shall be entitled to exchange their shares for securities or other properties deliverable on such merger, reorganization, reclassification, conveyance, dissolution, liquidation or winding up.

          f. RESERVATION OF COMMON STOCK ON CONVERSION. The Bank shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting conversion of shares of Series A Preferred Stock, the full number of shares of Common Stock deliverable on conversion of all shares of Series A Preferred Stock from time to time outstanding, and shall obtain and keep in force such permits as required in order to enable it to lawfully issue and deliver such number of shares of Common Stock. The Bank shall, from time to time, in accordance with the laws of California and subject to obtaining the necessary corporate action therefor, increase the authorized number of shares of Common Stock if at any time an issued number of authorized shares become insufficient to permit conversion of all shares of Series A Preferred Stock at the time outstanding.

     RESOLVED FURTHER, that the Chairman of the Board, the President, or any Vice President, the Secretary, the Chief Financial Officer or any assistant Secretary or assistant Chief Financial Officer of this Bank are each hereby authorized to execute, verify and file a Certificate of Determination of Preferences in accordance with California law.

     3. The authorized number of shares of Preferred Stock of the Bank if 1,000,000. The number of shares constituting Series A Preferred Stock, none of which has been issued, is 430,000.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate on May 16, 1986.



                                        /s/ Peter Q. Davis
                                        -----------------------------
                                        Peter Q. Davis, President


                                        /s/ Timothy Malott
                                        -----------------------------
                                        Timothy Malott, Secretary


     The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge.

     Executed this 16th day of May, 1986, in San Diego, California.


                                        /s/ Peter Q. Davis
                                        -----------------------------
                                        Peter Q. Davis


                                        /s/ Timothy Malott
                                        -----------------------------
                                        Timothy Malott

                                   BANK OF COMMERCE

                          CERTIFICATE OF OFFICERS DECREASING
                   THE NUMBER OF SHARES CONSTITUTING 10% CUMULATIVE
                     CONVERTIBLE SERIES A PREFERRED STOCK TO ZERO

                             CERTIFICATE OF DETERMINATION
                     FOR THE FLOATING RATE NON-CUMULATIVE VOTING
                         CONVERTIBLE SERIES B PREFERRED STOCK

                                     NO PAR VALUE
                            STATED VALUE $10.75 PER SHARE

                      PURSUANT TO SECTIONS 401(a) AND (c) OF THE
                  GENERAL CORPORATION LAW OF THE STATE OF CALIFORNIA


     The undersigned, PETER Q. DAVIS and LARRY A. BURNS, certify that:

     1. They are the duly elected and acting President and Secretary, respectively, of Bank of Commerce, a California corporation (the "Corporation").

     2. The attached resolutions of the Board of Directors of the Corporation have (i) reduced the number of authorized shares of the Corporation's 10% Cumulative Convertible Series A Preferred Stock from 430,000 to zero, there being no shares of such series outstanding, and (ii) duly authorized the issuance of a series of the preferred stock of the Corporation which shall consist of 500,000 shares and has, in all material respects, determined the designation of and the rights, preferences, privileges and restrictions granted to and imposed upon the shares of this series, as set forth in such resolution, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the Articles of Incorporation of the Corporation, as amended.

     3. The authorized number of shares of all series of preferred stock of the Corporation is 1,000,000, and the number of shares of this series, none of which have been issued, is 500,000.

     IN WITNESS WHEREOF, the undersigned have executed this certificate at San Diego, California on July 24, 1995.


                                        /s/ Peter Q. Davis
                                        -----------------------------
                                        PETER Q. DAVIS, President


                                        /s/ Larry A. Burns
                                        -----------------------------
                                        LARRY A. BURNS, Secretary

     The undersigned declare under penalty of perjury that the statements in the above certificate are true and correct of their own knowledge. Executed at San Diego, California on July 24, 1995.



                                        /s/ Peter Q. Davis
                                        -----------------------------
                                        PETER Q. DAVIS


                                        /s/ Larry A. Burns
                                        -----------------------------
                                        LARRY A. BURNS

                                   BANK OF COMMERCE

             RESOLUTIONS REDUCING THE NUMBER OF AUTHORIZED SHARES OF 10%
               CUMULATIVE CONVERTIBLE SERIES A PREFERRED STOCK TO ZERO
               AND DETERMINING THE RIGHTS, PREFERENCES, PRIVILEGES AND
                     RESTRICTIONS GRANTED TO AND IMPOSED UPON THE
                  FLOATING RATE NON-CUMULATIVE VOTING TO CONVERTIBLE
                               SERIES B PREFERRED STOCK


     WHEREAS, Article III of the articles of incorporation of Bank of Commerce (the "CORPORATION") authorizes the issuance of up to 1,000,000 shares of Preferred Stock, and that Article further authorizes the Board of Directors of the Corporation to (i) within limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares continuing any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series; and (ii) determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock; and

     WHEREAS, the Board of Directors of the Corporation previously authorized the issuance of up to 430,000 shares of the Corporation's 10% Cumulative Convertible Series A Preferred Stock ("SERIES A PREFERRED STOCK"), and a certificate of determination was filed with the California Secretary of State setting forth the rights, preferences, privileges, and restrictions relating to the Series A Preferred Stock; and

     WHEREAS, the resolutions of the Board of Directors originally fixing the number of shares constituting the Series A Preferred did not set any limits or restrictions relating to the increase or decrease of the number of shares of Series A Preferred Stock; and

     WHEREAS, there are currently no shares of the Corporation's Series A Preferred Stock outstanding and it is the desire of the Board of Directors to reduce the number of authorized shares of Series A Preferred Stock from 430,000 to zero; and

     WHEREAS, the Board of Directors desires to authorize the issuance of a series of the preferred stock of the Corporation, which will consist of 500,000 shares, and determine, in all material respects, the designation of and the rights, preferences, privileges and restrictions to be granted to and imposed upon the shares of this series, as set forth below, in addition to those set forth in the Articles of Incorporation of the Corporation, as amended;

     NOW, THEREFORE, BE IT RESOLVED that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by provisions of the Articles of Incorporation of the Corporation, as amended, this Board of Directors hereby (i) reduces the authorized number of shares of Series A Preferred Stock to zero; and (ii) authorizes the issuance of a series (this "SERIES") of the preferred stock of the Corporation (the "PREFERRED STOCK") which shall consist of 500,000 shares, and this Board of Directors hereby determines the designation of and the rights, preferences, privileges and restrictions granted to and imposed upon the shares of this Series, in addition to those set forth in the Articles of Incorporation of the Corporation, as amended, as follows:

     SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

     "BUSINESS DAY" shall mean a day other than Saturday, Sunday and days on which banking institutions in San Diego, California are authorized or obligated by law, regulation or executive order to close.

     "COMMON STOCK" shall mean any shares of the Corporation which have no preference over any other shares of the Corporation with respect to payment of dividends or any voluntary or involuntary dissolution, winding-up or distribution of all of the assets of the Corporation, and which are not subject to redemption by the Corporation. However, Common Stock issuable upon conversion of shares of this Series shall not include any shares of the class designated as Common Stock, as of the original date of issuance of shares of this Series, or shares of the Corporation of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or any voluntary or involuntary dissolution, winding-up or distribution of all of the assets of the Corporation, and which are not subject to redemption by the Corporation; provided, however, that if at any time there shall be more than one such resulting class, the rights and privileges of each such class then so issuable shall be determined by the Board of Directors of the Corporation (whose determination shall be conclusive and shall be described in a resolution adopted with respect thereto).

     "JUNIOR SHARES" shall mean Preference Shares of any class or series which are by their terms expressly made junior to shares of this Series at any time outstanding both as to the payment of dividends and as to the distribution of assets upon any voluntary or involuntary dissolution, winding-up or distribution of all of the assets of the Corporation.

     "PARITY SHARES" shall mean Preference Shares which are by their terms in parity or on a par with the shares of this Series at the time outstanding, both as to the payment of dividends and as to the distribution of assets upon any voluntary or involuntary dissolution, winding-up or distribution of all of the assets of the Corporation.

     "PREFERENCE SHARES" shall mean any class or series of the Corporation ranking prior to at least one other class or series of shares of the Corporation both as to the payment of dividends and the distribution of assets on any voluntary or involuntary dissolution, winding-up or distribution of all of the assets of the Corporation.

     SECTION 2. DESIGNATION. The designation of this Series shall be Floating Rate Non-Cumulative Voting Convertible Series B Preferred Stock (no par value, stated value $10.75 per share). The number of shares of this Series shall be 500,000. The liquidation price of this Series shall be $10.75 per share. This Series shall have no maturity date.

     SECTION 3.  DIVIDENDS.

          (a) Subject to the provisions hereof, the annual rate of dividends payable on each share of this Series shall be 8.75% until January 15, 1996, and thereafter shall be the "Prime Rate" most recently published in the Wall Street Journal, Western Edition under the heading of "Prime Rate" in the section of the Wall Street Journal entitled "Money Rates," as of the preceding July 15 (with respect to a dividend payable on January 15) or January 15 (with respect to a dividend payable on July 15), with a maximum rate of 10.75% and a minimum rate of 6.75%. Dividends shall be calculated from the date of issue and payable, in each case semi-annually on the 15th day of January and July of each year ("DIVIDEND PAYMENT DATE"), commencing January 15, 1996, unless any such day is not a Business Day, in which event on the next Business Day. The amount of dividends payable on shares of this Series for each full semi-annual dividend period shall be computed by dividing by two the annual rate per share set forth in this Section 3(a). The amount of dividends payable on shares of this Series for any period less than a full semi-annual dividend period shall be computed on the basis of a 360-day year of twelve 30-day months. Dividends shall be paid, when, as and if declared by the Board of Directors, to record holders of shares of this Series as of the close of business on the preceding December 1 with respect to a dividend payable on January 15 and the preceding June 1 with respect to a dividend payable on July 15, except that if such date for determination of record holders is not a Business Day, such day shall be the next Business Day (the "DIVIDEND RECORD DATE").

          (b) The holders of shares of this Series shall be entitled to receive, when, as and if declared by the Board of Directors and out of the assets of the Corporation which are by law available for the payment of dividends, non-cumulative dividends payable in cash.

          (c)  (i)   Dividends on the shares of this Series shall be
non-cumulative; therefore, if a full or partial dividend on the shares of this Series with respect to any Dividend Period (as defined below) is not declared by the Board of Directors of the Corporation, the Corporation shall have no obligation at any time to pay a full or partial dividend on the shares of this Series in respect of such Dividend Period. The Corporation shall have no obligation to declare or pay any full or partial dividend on the shares of this Series even if it has the legal capacity or funds available to do so. Holders of the shares of this Series shall not be entitled to any dividends in excess of the non-cumulative dividends declared by the Board of Directors as set forth in this Section 3.

               (ii) Each period beginning on the day next following a Dividend Payment Date and ending on the next succeeding Dividend Payment Date shall be a "DIVIDEND PERIOD." Dividends shall accrue but not compound on a daily basis at the semi-annual dividend rate in effect at such time.

               (iii) Except as provided in clause (iv) of this Section 3(c), no dividends shall be declared or paid or set apart for payment on any Parity Shares in respect of any dividend period unless (A) except with respect to any series of Preferred Stock that at that time pays dividends on a periodic basis different from that of this Series, dividends on all outstanding shares of this Series for the then current Dividend Period shall have been paid in full or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for such payment and (B) with respect to any series of Preferred Stock that at that time pays dividends on a periodic basis different from that of this Series, full dividends on all outstanding shares of this Series for the immediately preceding Dividend Period shall have been declared and paid.

               (iv) In the event that dividends are not paid in full (or a sum sufficient for such full payment set apart) upon the shares of this Series or any Parity Shares, dividends upon shares of this Series and dividends upon such Parity Shares may be declared by the Board of Directors pro rata with respect thereto so that the amount of dividends per share on this Series and such Parity Shares so declared shall bear to each other (A) except with respect to any Parity Shares as to which at that time dividends are payable on a periodic basis different from that of this Series, the same ratio that dividends per share on the shares of this Series for the then current Dividend Period (which shall not include any accumulation in respect of unpaid dividends for prior Dividend Periods) and full dividends, including accumulations, if any, in respect of unpaid dividends for prior dividend periods, on such Parity Shares, bear to each other and (B) with respect to any Parity Shares as to which at that time dividends are payable on a periodic basis different from that of this Series, the same ratio that dividends per share on the shares of this Series for the immediately preceding Dividend Period (which shall not include any accumulation in respect of unpaid dividends for prior Dividend Periods) and full dividends, including accumulations, if any, in respect of unpaid dividends, for prior dividend periods on such Parity Shares, bear to each other.

               (v) If full dividends on all outstanding shares of this Series at that rate per share set out in Section 3(a) shall not have been declared and paid or set aside for payment for the immediately preceding Dividend Period, the Corporation shall not, until full dividends have been declared and paid or set aside for payment on all outstanding shares of this Series for a subsequent Dividend Period, (A) declare or pay or set aside for payment any dividends or make any other distribution or payments on the Common Stock or any Junior Shares or (B) make any payment on account of the purchase, redemption or other retirement of, or pay or make available any monies for a sinking fund for the redemption of, any shares of Common Stock or Junior Shares.

     SECTION 4.  OPTIONAL REDEMPTION.

          (a) All or any portion of the shares of this Series shall be redeemable for cash, in whole or in part, at any time and from time to time, at the option of the Board of Directors, from such holders in such numbers as the Board of Directors shall determine, at a redemption price of $10.75 per share plus, in each case, an amount equal to the dividends declared but unpaid thereon to the redemption date.

          (b) If at any time the Corporation elects to redeem all or any portion of the shares of this Series, it shall give written notice to the holders of such shares. Such notice shall state the number of shares to be redeemed and the date of such redemption. Such notice must be given at least 30 days and no more than 60 days in advance of the date of redemption. Each such notice shall be given by means of first class mail, postage prepaid, and shall be deemed duly given upon mailing to such holder to the holder's last known address, as shown on the records of the Corporation, but neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to such holder if actual notice is given to such holder. On and after the redemption date, the holders of such redeemed shares shall cease to be "shareholders" with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof and shall have no voting or other rights with respect to such shares, with the exception of the right to receive the cash payable upon such redemption, without interest thereon, upon surrender of their certificates. The shares evidenced by any such certificates, whether surrendered or not, will no longer be outstanding on and after such date.

          (c) If, on or prior to any date fixed for redemption of shares of this Series, as herein provided, the Corporation deposits with any other bank or trust company in California, as a trust fund, a sum sufficient to redeem, on the date fixed for redemption, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to publish the redemption thereof, or to complete such publication theretofore commenced, and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to the respective holders, then from and after the date of the deposit, even though such date may be prior to the date fixed for redemption, the shares so called shall be redeemed and dividends on those shares shall cease to accrue after the date fixed for redemption. The deposit shall constitute full payment of the redemption price to the holders of the shares so called and from and after the date of the deposit the shares shall no longer be outstanding and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto, except the right to receive from the bank or trust company payment of the redemption price of the shares, without interest or the right to convert said shares to Common Stock. Any money so deposited on account of the redemption price as to redeemable shares converted after the making of the deposit shall be repaid to the Corporation forthwith on the conversion of such shares.

     SECTION 5.  LIQUIDATION.

          (a) In the event of the voluntary or involuntary dissolution, winding-up or distribution of all of the assets of the Corporation, the liquidation price of shares of this Series shall be $10.75 per share, plus the amount per share of any dividends declared but unpaid thereon at the date of such dissolution, winding-up or distribution.

          (b) In the event of the voluntary or involuntary dissolution, winding-up or distribution of all of the assets of the Corporation, the holders of shares of this Series shall be entitled to receive the liquidation price of such shares held by them in preference to and in priority over any distributions upon the shares of Common Stock and all Junior Shares. If the assets of the Corporation are not sufficient to pay in full the liquidation price payable to the holders of shares of this Series then outstanding and the liquidation price payable to the holders of all Parity Shares then outstanding, then the holders of all such shares shall share ratably in such distribution of assets in accordance with the amounts which would be payable on such distribution if the amounts to which the holders of shares of this Series and the holders of Parity Shares are entitled were paid in full.

          (c) Neither the consolidation nor merger of the Corporation with or into any other corporation, nor the consolidation or merger or any other corporation with or into the Corporation, shall be considered a dissolution, winding-up or distribution of all of the assets of the Corporation within the meaning of this Section 5.

     SECTION 6.  CONVERSION.

          (a) Subject to the provisions for adjustment hereinafter set forth, and the other provisions of this Section 6, each share of this Series shall be convertible at the option of the holder thereof, at any time, in the manner hereinafter set forth, into the whole number of fully paid shares of Common Stock obtained by dividing $10.75 by the conversion price, determined as hereinafter provided, in effect on the date of conversion. The price at which shares of Common Stock shall be delivered upon conversion (hereinafter referred to as the "CONVERSION PRICE") shall be initially $10.75 per share of Common Stock. The Conversion Price shall be adjusted in certain instances as provided in Section 6(c).

          (b) Any holder of shares of this Series desiring to convert the same into shares of Common Stock shall surrender the certificate or certificates for the shares of this Series being converted, fully endorsed, at the principal office of the Corporation or at a bank, trust company or other conversion agent appointed by the Corporation for that purpose, accompanied by a written notice of conversion specifying the number (in whole shares) of shares of this Series to be converted and the name in which such holder wishes the certificate or certificate for shares of Common Stock to be issued. In the event that such notice shall specify a name other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name. In the event that less than all of the shares of this Series represented by a certificate are to be converted by the holder, upon such conversion the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder a certificate or certificates for the shares of this Series not so converted. A holder may convert a minimum of the lesser of 100 shares or the full number held.

          (c) The Conversion Price shall be adjusted from time to time as follows:

               (i) In the event that the Corporation shall, at any time or from time to time while any of the shares of this Series are outstanding,
(A) pay a dividend in shares of its Common Stock (B) subdivide its outstanding shares of Common Stock into a larger number of shares, (C) combine its outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of its shares of Common Stock any shares of capital stock of the Corporation, then the Conversion Price for the shares of this Series in effect immediately prior to such action shall be adjusted so that the holder of any shares of this Series thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation which it would have owned or been entitled to receive after the happening of any of the events described above had such shares of this Series been converted immediately prior to the happening of such event. Any adjustment made pursuant to this
Section 6(c)(i) shall become effective, in the case of a dividend, on the payment date retroactive to immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend, subject to the provisions of Section 6(c)(viii), and shall become effective in the case of a subdivision, combination or reclassification immediately after the opening of business on the day following the date which such subdivision, combination or reclassification, as the case may be, became effective.

               (ii) In the event that the Corporation shall, at any time or from time to time while any of the shares of this Series are outstanding, authorize the issuance of rights or warrants to all holders of its shares of Common Stock entitling them (within a 45-day period) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of Common Stock (as defined in Section 6(c)(iv)) at the record date for determining those shareholders entitled to receive such rights or warrants, the Conversion Price in effect immediately prior to the granting of such rights or warrants shall be adjusted so that the same shall equal the price determined by multiplying such Conversion Price by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price. Such adjustment shall become effective on the date of such issuance retroactive to immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such rights or warrants, subject to the provisions of Section 6(c)(viii) below. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares, there shall be taken into account any consideration received by the Corporation for such rights or warrants. The value of such consideration, if other than cash, will be determined by the Board of Directors of the Corporation (whose determination shall be conclusive and described in a resolution with respect thereto).

               (iii) In the event that the Corporation shall, at any time or from time to time while any of the shares of this Series are outstanding, distribute to all holders of shares of its Common Stock evidences of its indebtedness or securities or assets (excluding any rights or warrants referred to in Section 6(c)(ii), or cash dividends payable out of retained earnings or net income), the Conversion Price in effect immediately prior to such distribution shall be adjusted so that the same shall equal the price determined by multiplying such Conversion Price by a fraction, of which the numerator shall be the Current Market Price per share of Common Stock (as defined in Section 6(c)(iv)) on the record date for such distribution, and of which the denominator shall be such Current Market Price per share of the Common Stock, less the then fair market value as determined by the Board of Directors of the Corporation (whose determination shall be conclusive and described in a resolution adopted with respect thereto) of the portion of such evidences of indebtedness, securities or assets so distributed applicable to one share of Common Stock. Such adjustment shall become effective on the date of such distribution retroactive to immediately after the opening of business on the date following the record date for the determination of shareholders entitled to receive such distribution, subject to the provisions of Section 6(c)(viii). For the purposes of this Section 6(c)(iii), retained earnings or net income shall be computed by adding thereto all charges against retained earnings on account of dividends paid in shares of Common Stock in respect of which the Conversion Price has been adjusted, all as determined by the independent public accountants then regularly auditing the accounts of the Corporation, whose determination shall be conclusive.

               (iv) For the purpose of any computation under Sections 6(c)(ii), 6(c)(iii) and 6(l) hereof, the "CURRENT MARKET PRICE" per share of Common Stock at any date shall be such price as listed on any national securities exchange, Nasdaq, or if not so listed, the average closing bid price as quoted by market makers or institutions serving similar functions, on the last Business Day before conversion or other event requiring the valuation of the Common Stock.

               (v) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this Section 6(c)(v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

               (vi) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall cause to be prepared and filed with the transfer agent for the shares of this Series a certificate signed by its chief financial officer setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts and calculation requiring such adjustment, which certificate shall, in the absence of manifest error, be conclusive evidence of the correctness of such adjustment, and shall cause a notice, stating that such adjustment has been effected and the adjusted Conversion Price, to be mailed to the holders of shares of this Series at their addresses as they shall appear on the books of the Corporation.

               (vii) Except as herein otherwise provided, no adjustment in the Conversion Price shall be made by reason of the issuance of shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock, or carrying the right to purchase any of the foregoing, in exchange for cash, property or services. Notwithstanding the other provisions of this
Section 6, no adjustment in the Conversion Price shall be made for (A) rights to purchase Common Stock pursuant to a plan for reinvestment of dividends or interest, including optional cash purchases, (B) a change in the par value of, or a change to or from no par value for, the Common Stock or (C) rights to purchase Common Stock pursuant to an employee or director benefit plan.

               (viii) If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or any subscription or purchase rights or any distribution and shall, thereafter and before the distribution to shareholders of any such dividend, subscription or purchase rights or distribution, legally abandon its plan to pay or deliver such dividend, subscription or purchase rights or distribution, then no adjustment of the Conversion Price shall be required by reason of the taking of such record.

          (d) In the event of any consolidation or merger of the Corporation with or into any other corporation (other than a merger in which the Corporation is the surviving corporation), or in the case of any sale or transfer of all or substantially all the assets of the Corporation, or in the case of reclassification of the Common Stock, a holder of the shares of this Series will be entitled, after the occurrence of any such event, to receive on conversion the consideration which the holder would have received had it converted the shares of this Series owned by it into Common Stock immediately prior to the occurrence of such event. In the event of a cash merger of the Corporation with or into another corporation or any other cash transaction of the type mentioned above, the effect of these provisions is that the conversion feature of the shares of this Series would thereafter be limited to converting the shares of this Series at the Conversion Price in effect at such time into the same amount of cash per share that such holder would have received had such holder converted the shares of this Series owned by it into Common Stock immediately prior to the effective date of such cash merger or transaction. Depending upon the terms of such cash merger or transaction, the aggregate amount of cash so received on conversion could be more or less than the liquidation price of the shares of this Series.

          (e) The Corporation may make such reductions in the Conversion Price, in addition to those required by this Section 6, as it considers to be advisable in order to avoid or diminish any income tax to any holder of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason. The Corporation shall have the power to resolve any ambiguity or correct any error in this Section 6 and its actions in so doing shall be final and conclusive.

          (f) If at any time while any of the shares of this Series are outstanding:

               (i) the Corporation shall declare a dividend (or any other distribution) on its Common Stock, excluding any cash dividends;

               (ii) the Corporation shall authorize the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase Common Stock or of any other subscription rights or warrants;

               (iii) the Corporation shall approve any reclassification of Common Stock of the Corporation (other than a subdivision or combination thereof) or any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of

Common Stock of the Corporation is required, or the sale or transfer of all or substantially all of the assets of the Corporation; and

               (iv) the Corporation shall approve or there shall occur, as the case may be, the voluntary or involuntary dissolution, winding-up or distribution of all of the assets of the Corporation,

     then the Corporation shall cause to be mailed to the transfer agent for shares of this Series and shall cause to be mailed to the holders of record of the outstanding shares of this Series at their addresses as they appear on the books of the Corporation, at least 10 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (B), the date on which any such reclassification, consolidation, merger, sale, transfer, dissolution, winding-up or distribution of all of the assets of the Corporation is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property (including cash), if any, deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, winding-up or distribution of all of the assets of the Corporation. The failure to give or receive the notice required by this Section 6(f) or any defect therein shall not affect the legality or validity of any such dividend, distribution, right or warrant or other action.

          (g) The Corporation will pay any and all documentary, stamp and similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Common Stock on conversion of shares of this Series pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the record holder of the shares of this Series to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (h) The Corporation shall reserve, free from preemptive rights, out of authorized but unissued Common Stock, sufficient shares of Common Stock to provide for the conversion of the shares of this Series from time to time as such shares of this Series are presented for conversion.

          (i) If any shares of Common Stock to be reserved for the purpose of conversion of shares of this Series hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation shall in good faith as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

          (j) Before any action is taken which would cause an adjustment reducing the Conversion Price for shares of this Series below the then par value, if any, of the Common Stock, there will be taken by the Corporation all corporate action which may, in the opinion of its counsel, be necessary in order that there may be validly and legally issued fully paid and non-assessable (except to the extent provided in the California Financial Code) shares of Common Stock at such adjusted Conversion Price.

          (k) The Corporation shall take all action necessary so that all shares of Common Stock which may be issued upon conversion of shares of this Series will upon issue be validly issued, fully paid and non-assessable (except to the extent provided in the California Financial Code) and free from all liens and charges with respect to the issue or delivery thereof.

          (l) Fractional shares of Common Stock shall not be issued upon conversion of shares of this Series. If more than one share of this Series shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be equal to the number obtained by multiplying the aggregate number of shares of this Series so surrendered by $10.75 and dividing such product by the then current Conversion Price. Instead of any fractional interest in a share of Common Stock which would otherwise be issuable upon conversion of any shares of this Series, the Corporation shall pay a cash adjustment in respect of such fractional interest to the nearest one-hundredth of a share in an amount equal to the Current Market Price of such fractional interest on the day immediately preceding the date of conversion (or, if such day is not a trading day, then on the immediately preceding trading day).

          (m) Shares of this Series which have been called for redemption shall have no conversion rights after 5:00 p.m., Pacific Time, on the last Business Day preceding such redemption date, unless the Corporation defaults in the payment of the redemption price.

          (n) The Corporation shall not be obligated to accept shares of this Series for conversion if the number of such shares surrendered to the Corporation is less than the lesser of the number of shares set forth on the certificate or certificates for shares to be converted or 100.

     SECTION 7. REACQUIRED SHARES. All shares of this Series which are at any time redeemed pursuant to Section 4 above or converted pursuant to Section 6 above, and all shares of this Series which are otherwise reacquired by the Corporation and subsequently canceled by the Board of Directors of the Corporation, shall have the status of authorized but unissued preferred stock, without designation as to series, subject to reissuance by the Board of Directors of the Corporation as shares of this Series or shares of any one or more other series.

     SECTION 8.  VOTING RIGHTS.

          (a) Holders of shares of this Series shall be entitled to vote on the same basis, share for share, as the holders of shares of Common Stock and the shares of this Series and the shares of Common Stock will vote as a single class. The number of votes per share of this Series which may be cast shall be adjusted at such time or times as the Conversion Price is adjusted so that the number of votes per share of this Series which may be cast shall always equal the full number of shares of Common Stock into which each share of this Series may be converted.

          (b) The affirmative vote or consent of the holders of at least a majority of the outstanding shares of this Series, voting as a separate class, will be required (i) to authorize, create or issue, or increase the authorized or issued amount of shares of, any class or series of stock ranking senior to the shares of this Series, either as to dividends or as to distributions upon liquidation, dissolution or winding-up or (ii) to amend, alter or repeal any provision of the Corporation's Articles of Incorporation that would materially and adversely affect the rights, preferences or privileges of holders of shares of this Series; provided, however, that any increase in the authorized number of shares of this Series, or the creation or issuance of any Parity Shares or Junior Shares, shall not be deemed to materially and adversely affect such rights, preferences or privileges.

     SECTION 9. NO PREEMPTIVE RIGHTS. The holders of shares of this Series shall have no preemptive rights, including preemptive rights with respect to any shares of capital stock or other securities of the Corporation convertible into or carrying rights or options, to subscribe to or purchase any such shares or other shares to be offered by the Corporation.

     SECTION 10. SINKING FUND. No sinking fund shall be established for the retirement or redemption of the Preferred Stock.

     RESOLVED FURTHER, that the officers of the Corporation shall be, and they hereby are, authorized and directed to take any and all actions which they deem necessary or proper to carry out the purposes of the foregoing resolution.

                             CERTIFICATE OF AMENDMENT OF
                             ARTICLES OF INCORPORATION OF
                                   BANK OF COMMERCE


     The undersigned certify that:

     1. They are the President and Assistant Secretary, respectively, of Bank of Commerce, a California corporation.

     2.   Article III, Section A is amended to read in full as follows:

          A. The Corporation shall be authorized to issue two classes of shares which shall be designated "Common Stock" and "Preferred Stock," respectively. The number of shares of Common Stock authorized to be issued shall be Fifty Million (50,000,000) and the number of shares of Preferred Stock authorized to be issued shall be One Million (1,000,000).

     3. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

     4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares of the Corporation is 1,482,469 shares of Common Stock and 500,000 shares of Preferred Stock, for a total of 1,982,469 shares eligible to vote on the foregoing amendment. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

     5. The foregoing amendment of Articles of Incorporation has been approved by the required vote of holders of outstanding shares of Common Stock in accordance with Section 903(a)(1), California Corporations Code. The total number of outstanding shares of Common Stock of the Corporation is 1,482,469 shares. The number of shares of Common Stock voting in favor of the amendment equalled or exceeded the vote required. The percentage vote required was more than 50%.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.


DATED: October 28, 1996            /s/ Peter Q. Davis
                                   ------------------------------------------
                                   Peter Q. Davis, President

                                   /s/ Gary D. Cristofani
                                   ------------------------------------------
                                   Gary D. Cristofani, Asst. Secretary

                             CERTIFICATE OF AMENDMENT OF
                             ARTICLES OF INCORPORATION OF
                                   BANK OF COMMERCE


     The undersigned certify that:

     1. They are the President and Assistant Secretary, respectively, of Bank of Commerce, a California corporation.

     2.   Article III, Section A is amended to read in full as follows:

          A. The Corporation shall be authorized to issue two classes of shares which shall be designated "Common Stock" and "Preferred Stock," respectively. The number of shares of Common Stock authorized to be issued shall be Fifty Million (50,000,000) and the number of shares of Preferred Stock authorized to be issued shall be One Million (1,000,000). Upon the amendment of this article to read as herein set forth, each outstanding share of Common Stock is split up and converted into two and one-half shares of Common Stock.

     3. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

     4.   The Board of Directors acting alone has the power, pursuant to
Section 902(c) of the California Corporations Code, to approve and adopt the foregoing amendment because (i) the corporation has only one class of shares outstanding, Common Stock, and (ii) the amendment effects only a stock split, without an increase in the authorized number of shares. No shares of Preferred Stock are outstanding.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.




DATED: April 1, 1997               /s/ Peter Q. Davis
                                   ------------------------------------------
                                   Peter Q. Davis, President


                                   /s/ Gary D. Cristofani
                                   ------------------------------------------
                                   Gary D. Cristofani, Asst. Secretary

                             CERTIFICATE OF AMENDMENT OF
                             ARTICLES OF INCORPORATION OF
                                   BANK OF COMMERCE



     The undersigned certify that:

     1. They are the President and Secretary, respectively, of Bank of Commerce, a California corporation.

     2.   Article III, Section A is amended to read in full as follows:

          A. The Corporation shall be authorized to issue two classes of shares which shall be designated "Common Stock" and "Preferred Stock," respectively. The number of shares of Common Stock authorized to be issued shall be Fifty Million (50,000,000) and the number of shares of Preferred Stock authorized to be issued shall be One Million (1,000,000). Upon the amendment of this Article to read as herein set forth, each outstanding share of Common Stock is split up and converted into two shares of Common Stock.

     3. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

     4. The Board of Directors acting alone has the power, pursuant to Section 902(c) of the California Corporations Code, to approve and adopt the foregoing amendment because (i) the corporation has only one class of shares outstanding, Common Stock, and (ii) the amendment effects only a stock split, without an increase in the authorized number of shares. No shares of Preferred Stock are outstanding.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.


DATED: October 1, 1997             /s/ Peter Q. Davis
                                   ------------------------------------------
                                   Peter Q. Davis, President


                                   /s/ Gary D. Cristofani
                                   ------------------------------------------
                                   Gary D. Cristofani, Secretary